UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.          )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

THE WENDY’S COMPANY

Name of the Registrant as Specified In Its Charter

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1.	Title of each class of securities to which transaction applies:
	2.	Aggregate number of securities to which transaction applies:
	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	4.	Proposed maximum aggregate value of transaction:
	5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1.	Amount Previously Paid:
	2.	Form, Schedule or Registration Statement No.:
	3.	Filing Party:
	4.	Date Filed:

TABULATOR, P.O. BOX 8016, CARY, NC 27512-9903

Important Notice Regarding the

Availability of Proxy Materials for

The Wendy’s Company

2021 Annual Meeting of Stockholders to be held on May 18, 2021

For Stockholders as of March 22, 2021

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the proxy materials go to: www.proxydocs.com/WEN.

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet.

CONTROL NUMBER

For a convenient way to view proxy
materials and VOTE go to www.proxydocs.com/WEN
Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.
If you want to receive a paper or e-mail copy of the proxy materials for this meeting and for future stockholder meetings, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for the 2021 Annual Meeting of Stockholders, you must make this request on or before May 7, 2021.

To order paper materials, use one of the following methods.

INTERNET www.investorelections.com/WEN	TELEPHONE (866) 648-8133	* E-MAIL paper@investorelections.com
When requesting via the internet or telephone you will need the 12 digit control number located in the shaded box above.		* If requesting materials by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting materials.

The Wendy’s Company

Meeting Information

Meeting Materials: Notice of 2021 Annual Meeting, Proxy Statement and 2020 Annual Report to Stockholders

Meeting Type: 2021 Annual Meeting of Stockholders

Date: Tuesday, May 18, 2021

Time: 11:00 a.m. (ET)

Place: 2021 Annual Meeting of Stockholders to be held live via the Internet -
please visit www.proxydocs.com/WEN for more details

You must pre-register to attend the meeting online and/or participate at www.proxydocs.com/WEN.

SEE REVERSE FOR FULL LIST OF ITEMS TO BE VOTED ON

Copyright © 2021 Mediant Communications Inc. All Rights Reserved

The Wendy’s Company

2021 Annual Meeting of Stockholders

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE DIRECTOR NOMINEES (PROPOSAL 1) AND FOR PROPOSALS 2, 3 AND 4:

1.	Election of Directors

1.01	Nelson Peltz

1.02	Peter W. May

1.03	Kristin A. Dolan

1.04	Kenneth W. Gilbert

1.05	Dennis M. Kass

1.06	Joseph A. Levato

1.07	Michelle J. Mathews-Spradlin

1.08	Matthew H. Peltz

1.09	Todd A. Penegor

1.10	Peter H. Rothschild

1.11	Arthur B. Winkleblack

2.	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2021.

3.	Advisory resolution to approve executive compensation.

4.	Stockholder proposal requesting a report on the protection of workers in the Company’s supply chain, if properly presented at the meeting.

*

If any other matters properly come before the meeting, shares represented by properly submitted proxies will be voted on such matters in the discretion of the persons named as proxies in the Company’s proxy card.

Only stockholders of record as of the close of business on March 22, 2021, the record date for the meeting, are entitled to receive notice of, and to vote at, the meeting.